UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re Washington Mutual, Inc., et al. Case No. 08-12229 (MFW)
Reporting Period: 01-01-09 to 01-31-09

MONTHLY OPERATING REPORT

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Yes
Bank Reconciliation (or copies of Debtors’ bank reconciliations)	MOR-1a	Refer to attached stmt
Schedule of Professional Fees Paid	MOR-1b	Yes
Copies of bank statements	MOR-1c	Refer to attached stmt
Cash disbursements journals		n/a	Refer to MOR 1 for summary of all disbursements.
Statement of Operations	MOR-2	Yes	See attached notes
Balance Sheet	MOR-3	Yes	See attached notes
Status of Postpetition Taxes	MOR-4	Yes
Copies of IRS Form 6123 or payment receipt		n/a	Payroll services outsrouced including remission of taxes.
Copies of tax returns filed during reporting period		n/a	See listing of filings
Summary of Unpaid Postpetition Debts	MOR-4	n/a	Detail on face of balance sheet.
Listing of aged accounts payable	MOR-4	Yes
Accounts Receivable Reconciliation and Aging	MOR-5	n/a	No trade receivables
Debtor Questionnaire	MOR-5	Yes

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

/s/ John Maciel	March 3, 2009
Signature of Authorized Individual*	Date

John Maciel	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Washington Mutual, Inc., et al Case No. 08-12229 (MFW)

DISCLAIMER

Washington Mutual, Inc. (“WMI”) and WMI Investment Corp. (together, the “Debtors”) caution investors and potential investors in WMI not to place undue reliance upon the information contained in this Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of WMI. The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court and the United States Trustee. The Monthly Operating Report was not audited or reviewed by independent accountants; does not purport to present the financial statements of WMI in accordance with generally accepted accounting principles; does not purport to present the market value of WMI’s assets and liabilities or the recoverability of WMI’s assets; is in a format prescribed by applicable bankruptcy laws; and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in WMI’s securities, the Monthly Operating Report is complete. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results. This disclaimer applies to all information contained herein.

On September 26, 2008 (the “Petition Date”), the Debtors each commenced voluntary cases under chapter 11 of title 11 of the United States Code with the United States Bankruptcy Court for the District of Delaware. Prior to the Petition Date, on September 25, 2008, the Director of the Office of Thrift Supervision, appointed the Federal Deposit Insurance Corporation (the “FDIC”) as receiver for Washington Mutual Bank (“WMB”) and advised that the receiver was immediately taking possession of WMB. Immediately after its appointment as receiver, the FDIC sold substantially all the assets of WMB, including the stock of Washington Mutual Bank fsb, to JPMorgan Chase Bank, National Association (“JPMorgan”) pursuant to that certain Purchase and Assumption Agreement, Whole Bank, dated as of September 25, 2008 (the “Sale”).

Prior to the Petition Date, WMI and WMB jointly maintained their respective financial records. As a result of the Sale, many of the Debtors’ books and records were seized by the FDIC and transferred to the custody of JPMorgan. Accordingly, the Debtors are not in control of certain information relating to their operations and financial affairs, including, but not limited to, certain accounting information. In addition, as of the date of the Sale, substantially all of WMB’s employees became employees of JPMorgan. Accordingly, this Monthly Operating Report was prepared, in large part, based upon the information and work product and/or representations made available to the Debtors and their professionals by representatives of WMB and JPMorgan.

Given the Debtors’ limited, and in most cases indirect, access to the information relating to this Monthly Operating Report, the Debtors are still in the process of verifying the accuracy or completeness of all the information, statements and representations of WMB and JPMorgan. WMI is in the process of developing its own accounting and finance processes. WMI’s management has reviewed and made certain adjustments to the information provided by representatives of WMB and JPMorgan. The results set forth in this Monthly Operating Report are, however, being investigated further and may vary from the results listed in this Monthly Operating Report.

Results represented in this Monthly Operating Report are consistent with WMI’s accounting practices as of the Petition Date. However, records of prepetition assets and liabilities, including, among other things, liabilities owed by WMI to WMB and its affiliates are likely to be adjusted. The Debtors reserve all rights to amend the results represented in this Monthly Operating Report.

Washington Mutual, Inc., et al	Case No. 08-12229 (MFW)
January 2009 Monthly Operating Report -- UNAUDITED
MOR 1 -- Schedule of Cash Receipts and Disbursements

	Washington Mutual, Inc.							WMI Investment Corp.
Account	Deposit	Deposit	Deposit	Deposit	Money Market	General		Deposit	General	Deposit
Bank	WMB/JPM	WMB/JPM	WMB/JPM	WMB/JPM	Bank of America	Bank of America		WMB/JPM	Bank of America	US Bank
Bank Account	xxx0667	xxx4234	xxx9626	xxx9663	xxx0658	xxx4228	WMI	xxx4704	xxx4231	xxx7001	WMI Inv Corp	Combined
GL Account	70/10450/9909	70/10441/9909	70/10450/9910	70/10450/9911	70/12510/9778	70/10305/9347	Total	467/10450/9909	467/10305/9347	467/10229/9347	Total	Total

Opening Balance - 12/31/2008	261,338,730	3,668,104,387	4,650	747,799	-	290,955,010	4,221,150,576	53,493,453	2,828,432	-	56,321,885	4,277,472,460

Receipts

Interest & investment returns	151,029	2,118,961	3	432	35,153	28,064	2,333,641	30,898	231,954		262,852	2,596,493
Tax Refunds						638,597	638,597				-	638,597
Reimbursements from WMB						-	-				-	-
Reimbursements/distributions from subs						-	-				-	-
Sales of Assets/Securities						-	-				-	-
Miscellaneous Receipts						791	791				-	791
Total Receipts	151,029	2,118,961	3	432	35,153	667,452	2,973,029	30,898	231,954	-	262,852	3,235,881

Transfers

General to Disbursement						-	-				-	-
Loan to subsidiary						-	-				-	-
Sweep to Money Market account					282,000,000	(282,000,000)	-				-	-
General to payroll							-				-	-
To new bank account							-				-	-
Total Transfers	-	-	-	-	282,000,000	(282,000,000)	-	-	-	-	-	-

Disbursements

Salaries and benefits						1,196,812	1,196,812				-	1,196,812
Travel and other expenses						15,803	15,803				-	15,803
Occupancy and supplies						6,634	6,634				-	6,634
Professional Fees						4,492,939	4,492,939				-	4,492,939
Other outside services						21,402	21,402				-	21,402
Bank fees						149,531	149,531				-	149,531
US Trustee Quarterly Fees						-	-				-	-
Directors fees						52,500	52,500				-	52,500
Miscellaneous Adjustments						-	-				-	-
Total Disbursements	-	-	-	-		5,935,621	5,935,621	-	-	-	-	5,935,621

Net Cash Flow	151,029	2,118,961	3	432	282,035,153	(287,268,169)	(2,962,592)	30,898	231,954	-	262,852	(2,699,740)

Cash - End of Month	261,489,759	3,670,223,347	4,653	748,231	282,035,153	3,686,841	4,218,187,984	53,524,351	3,060,385	-	56,584,736	4,274,772,720

GL Balance	261,489,759	3,670,223,347	4,653	748,231	282,038,153	3,686,841	4,218,190,983	53,524,351	3,060,385	-	56,584,737	4,274,775,720

Net value - Short-term securities							321,593,231				217,050,741	538,643,973

Total Cash & Cash Equivalents							4,539,784,215				273,635,478	4,813,419,692

Washington Mutual, Inc., et al	Case No.08-12229 (MFW)
January 2009 Monthly Operating Report -- UNAUDITED
MOR 1a and MOR 1c -- Cash

Bank Reconciliations

The above-captioned debtors (the "Debtors") hereby submit this attestation regarding bank account reconciliations in lieu of providing copies of bank statements and copies of all account reconciliations.

I attest that each of the Debtors' bank accounts is reconciled to monthly bank statements.The Debtors' standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month 30 days after month end.

/s/John Maciel
John Maciel
Chief Financial Officer
Washington Mutual, Inc.

Washington Mutual, Inc.
MOR-1B: Schedule of Professional Fees Paid
Case No. 08-12229 (MFW)
Month Ended 1/31/09

		Check		Amount Paid		Amount Paid CTD
Payee	Period Covered	Number	Date	Fees	Expense	Fees	Expense

Akin, Gump, Strauss, Hauer & Feld LLP	11/1/08 - 11/30/08	Wire	1/23/2009	$778,859.60	$27,029.97	$1,354,978.80	$33,984.32
Alvarez & Marsal	11/1/08 - 11/30/08	Wire	1/9/2009	1,249,039.75	71,814.54	2,374,561.25	130,355.46
Davis Wright Tremaine LLP				-	-	194,230.60	352.35
FTI Consulting, Inc.	10/15/08 - 11/30/08	Wire	1/23/2009	537,698.60	11,750.72	537,698.60	11,750.72
Gibson, Dunn & Crutcher LLP	11/1/08 - 11/30/08	1048	1/26/2009	23,012.00	2,269.87	129,315.60	2,406.69
Joele Frank	12/1/08 - 12/31/08	1051	1/26/2009	20,178.75	1,316.04	69,485.00	4,094.27
Kurtzman Carson Consultants LLC	11/1/08 - 11/30/08	Wire	1/23/2009	269,108.94	-	362,592.35	-
Milliman	11/01/08 - 11/30/08	1054	1/26/2009	20,188.13	-	20,188.13	-
Pepper Hamilton LLP				-	-	124,965.80	2,274.11
Richards, Layton & Finger P.A.				-	-	48,233.20	9,283.82
Weil, Gotshal & Manges LLP	9/26/08 - 10/31/08	Wire	1/6/2009	1,457,857.40	22,814.37	1,457,857.40	22,814.37

Total				$ 4,355,943.17	$136,995.51	$6,674,106.73	$217,316.11

Washington Mutual, Inc., et al	Case No. 08-12229 (MFW)
January 2009 Monthly Operating Report -- UNAUDITED
MOR 2 Statement of Operations for the month of January

	Washington Mutual, Inc.		WMI Investment Corp.
	Jan. 2009	Cumulative to Date	Jan. 2009	Cumulative to Date
Revenues:
Interest income:
Cash equivalents	627,982	4,483,286	81,219	121,033
Securities	287,040	827,939	1,724	2,971,915
Notes receivable - intercompany	29,725	614,340	-	1
Other	-	-	-	-
Total interest income	944,747	5,925,565	82,943	3,092,949
Earnings from subsidiaries and other
equity investments	(17,367,188)	(209,270,901)	-	(16,334,027)
Gains (losses) from securities / investments	(2,882)	(5,728,808)	-	(112,358,710)
Other income	33,603	511,227	-	-
Total revenues	(16,391,720)	(208,562,917)	82,943	(125,599,788)

Operating expenses:
Compensation and benefits	231,278	1,210,742	-	-
Occupancy and equipment	67,521	254,499	-	-
Professional fees	468,089	1,597,487	-	-
Postage, express mail and courier	-	14	-	-
Other outside services	-	199	-	-
Loss / (Income) from BOLI/COLI policies	(253,146)	(3,659,568)	-	-
Management fees / Transition services	(2,044,880)	955,120	-	-
Insurance	1,684,475	6,490,275	-	-
Other	122,468	223,842	-	353,018
Total operating expenses	275,805	7,072,609	-	353,018

Net profit (loss) before other income
and expenses	(16,667,524)	(215,635,526)	82,943	(125,952,806)

Other income and expenses:
Interest expense:
Notes payable - intercompany	-	-	-	-
Borrowings	-	-	-	-
Total interest expense	-	-	-	-
Other expense / (income)	-	(158,165)	-	-

Net profit (loss) before reorganization
items	(16,667,524)	(215,477,361)	82,943	(125,952,806)

Reorganization items:
Professional fees	5,574,164	21,398,433	-	-
US Trustee quarterly fees	13,000	26,000	4,875	9,750
Gains (losses) from sale of assets	-	-	-	-
Other reorganization expenses	1,948,907	1,948,907	-	-
Total reorganization items	7,536,071	23,373,340	4,875	9,750
Net profit (loss) before income taxes	(24,203,595)	(238,850,701)	78,068	(125,962,556)

Income taxes	-	-	-	-

Net profit (loss)	(24,203,595)	(238,850,701)	78,068	(125,962,556)

	0.0%	0.0%	0.0%	0.0%

Washington Mutual, Inc., et al	Case No. 08-12229 (MFW)
January 2009 Monthly Operating Report -- UNAUDITED
MOR 3 Balance Sheet as of 01/31/2009 and 9/26/2008

	Washington Mutual, Inc.		WMI Investment Corp.
	1/31/2009	9/26/08	1/31/2009	9/26/08
Assets:
Unrestricted cash and cash equivalents	4,539,784,215	4,018,083,009	273,635,478	52,974,376
Restricted cash and cash equivalents	140,733,082	143,805,609	-	-
Investment securities	65,593,034	59,688,627	-	266,444,881
Accrued interest receivable	593,746	413,253	50,321	4,084,658
Accounts receivable	-	-	-	-
Income tax receivable	482,827,029	742,680,150	22,187,560	22,187,560
Prepaid assets	9,355,096	11,311,510	-	-
Cash surrender value of BOLI/COLI	86,775,702	84,039,738	-	-
Funded Pension	39,173,922	638,870,071	-	-
Other investments	18,549,600	25,532,184	48,650,458	65,952,708
Investment in subsidiaries	1,542,646,969	1,894,114,445	-	-
Notes receivable - intercompany	14,761,582	58,001,133	565,844,197	565,844,197
Other assets	24,932,236	23,489,277	-	-
Total assets	6,965,726,213	7,700,029,006	910,368,014	977,488,380

Liabilities not subject to compromise (Postpetition):
Accounts payable	9,103,942	-	-	-
Taxes payable	-	-	-	-
Wages payable	120,000	-	-	-
Other accrued liabilities	9,914,020	-	9,750	-
Rent and equipment lease payable	242,444	-	-	-
Deferred tax liability / (asset)	-	-	-	-
Other Liabilities - Intercompany	-	-	-	-
Other post-petition liabilities	-	-	-	-
Minority interest	2,000,000	2,000,000	-	-
Total post-petition liabilities	21,380,406	2,000,000	9,750	-

Liabilities subject to compromise (Pre-petition):
Senior debt	4,108,911,139	4,108,911,139	-	-
Subordinated debt	1,613,991,512	1,613,991,512	-	-
Juinior subordinated debt	742,476,453	742,476,453
Accrued interest payable	75,907,764	75,907,764	-	-
Notes payable - intercompany	684,092,246	684,092,246	-	-
Accrued interest payable - intercompany	3,012	3,012	-	-
Accounts payable	-	-	-	-
Accounts payable - Intercompany	-	-	-	-
Taxes payable/deferreds	551,549,764	550,080,833	-	-
Payroll and benefit accruals	407,236,707	407,215,221	-	-
Other accrued liabilities	91,229,349	96,200,465	-	-
Other pre-petition liabilities	223	223	-	-
Total pre-petition liabilities	8,275,398,169	8,278,878,868	-	-

Total liabilities	8,296,778,575	8,280,878,868	9,750	-

Shareholders' equity:
Preferred stock	3,392,341,954	3,392,341,953	-	-
Common stock	12,988,753,556	12,988,753,556	1,000,000,000	1,000,000,000
Other comprehensive income	(2,108,156,326)	(1,590,151,320)	22,187,560	(36,644,880)
Retained earnings - pre-petition	(15,365,140,845)	(15,371,794,051)	14,133,260	14,133,260
Retained earnings - post-petition	(238,850,701)	-	(125,962,556)	-
Total shareholders' equity	(1,331,052,362)	(580,849,862)	910,358,264	977,488,380

Total liabilities and shareholder's equity	6,965,726,213	7,700,029,006	910,368,014	977,488,380

In re Washington Mutual, Inc., et al Case No. 08-12229 (MFW)

NOTES TO MOR-2 and MOR-3

Note 1: Washington Mutual Preferred Funding

On September 25, 2008, the Office of Thrift Supervision concluded that an “Exchange Event” had occurred with respect to the following securities (the “Securities”):

•

Washington Mutual Preferred (Cayman) I Ltd. 7.25% Perpetual Non-cumulative Preferred Securities, Series A-1 (to be exchanged into depositary shares representing Series J Perpetual Non-Cumulative Fixed Rate Preferred Stock of Washington Mutual, Inc. (“WMI”));

•

Washington Mutual Preferred (Cayman) I Ltd. 7.25% Perpetual Non-cumulative Preferred Securities, Series A-2 (to be exchanged into depositary shares representing Series J Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI);

•

Washington Mutual Preferred Funding Trust I Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series I Perpetual Non-Cumulative Fixed-to-Floating Rate Preferred Stock of WMI);

•

Washington Mutual Preferred Funding Trust II Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series L Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI);

•

Washington Mutual Preferred Funding Trust III Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series M Perpetual Non-Cumulative Fixed Rate Preferred Stock of WMI); and

•

Washington Mutual Preferred Funding Trust IV Fixed-to-Floating Rate Perpetual Non-cumulative Trust Securities (to be exchanged into depositary shares representing Series N Perpetual Non-Cumulative Fixed-to-Floating Rate Preferred Stock of WMI).

In accordance with the terms of the documents governing the Securities, the Conditional Exchange of the Securities occurred on Friday, September 26, 2008 at 8:00 A.M. (New York time). The documentation governing the Securities contemplates that at the time of the Conditional Exchange, each outstanding Security was intended to be exchanged automatically for a like amount of newly issued Fixed Rate Depositary Shares or newly issued Fixed-to-Floating Rate Depositary Shares, as applicable, each representing a 1/1000th interest in one share of the applicable series of preferred stock of WMI. If and until such depositary receipts are delivered or in the event such depositary receipts are not delivered, any certificates previously representing Securities are deemed for all purposes, effective as of 8:00 AM (New York time) on September 26, 2008, to represent Fixed Rate Depositary Shares or Fixed-to-Floating Rate Depositary Shares, as applicable.

WMI and its advisors are currently assessing a number of legal, accounting and tax issues related to the Securities and the transactions related to the Conditional Exchange. Because of these unresolved issues, WMI has not yet reflected the Conditional Exchange and/or its attendant transactions on its financial statements, including any possible interests (direct or indirect, contingent or otherwise) in the Securities and the assets, as the case may be, of Washington Mutual Preferred Funding LLC.

Assuming that the Conditional Exchange had been completed in accordance with the terms of the relevant documentation, on a pro forma basis, WMI’s financial statements would reflect (a) a credit to shareholders’ equity of approximately $3.9 billion upon issuance of the new classes of preferred stock; (b) an investment in subsidiary (i.e. WMB) of approximately $3.9 billion upon contribution of the Preferred Securities by WMI to WMB; and (c) an immediate and corresponding write-down of such investment in subsidiary.

Note 2: Investment in Subsidiaries

WMI’s investment in subsidiaries represents the book value of WMI’s subsidiaries, including WMI Investment Corp. (“WMI Investment”). The balance does not represent the market value of these entities.

Note 3: Funded Pension

The funded pension balance was adjusted to reflect the (1) the market value of assets as of December 2, 2008 less (2) the November 2008 actuarial estimated settlement value of September 25, 2008 liabilities. The value does not reflect any recent changes in market values or interest rate assumptions since November 2008 which could materially affect the results.

Note 4: Taxes

The tax asset and liability balances are recorded consistent with WMI’s historical accounting practices as of the Petition Date and adjusted for refunds collected. Generally, tax related claims and payables are recorded on WMI’s books and records on a consolidated basis with the other members of the consolidated tax group and have not been adjusted for any potential claims against these assets. The recorded balances do not reflect all expected refunds or payments, which are currently being reviewed. WMI understands that JPMorgan, the purchaser of substantially all of WMB’s assets, may claim all or a portion of expected tax refunds.

No provision or benefit from income taxes has been recorded as the NOL’s are sufficient to offset income during the reported period.

Washington Mutual, Inc. / WMI Investment Corp.	Case No. 08-12229 (MFW)
January 2009 Monthly Operating Report -- UNAUDITED
MOR 4 Status of Postpetition Taxes

		Washington Mutual, Inc.					WMI Investment Corp
		Beginning Tax Liability	Amt approved for pmt	Taxes collected	Taxes remitted	Closting Balance Post Petition	Beginning Tax Liability	Amt approved for pmt	Taxes collected	Taxes remitted	Closting Balance Post Petition

Federal	NOTES

Withholding	*					-					-
FICA -- Employee	*					-					-
FICA -- Employer	*					-					-
Unemployment	*					-					-
Income	**					-					-
Other:						-					-
Total Federal		-	-	-	-	-	-	-	-	-	-

State and Local

Withholding	*					-
Sales	***
Unemployment	*
Real Property	n/a
Personal Property	n/a
Other	****
-
Total State and Local		-	-	-	-	-	-	-	-	-	-

Total Taxes		-	-	-	-	-	-	-	-	-	-

NOTES

* All payroll, including the remission of all related withholding taxes, benefits and employer taxes has been outsourced to Branch, Richards & Co. Any payroll related tax payments remitted have been incorporated into the Schedule of Cash Receipts and Disbursements at MOR-1

** WMI has booked no post-petition income tax provision, nor has it made any payments.

*** See signed statement below and attached listing of filings related to business activity. No outstanding liabilities reported as of January 31, 2009.

**** Excise Tax returns have not been filed for Seattle and Washington state. WMI is working with the appropriate taxing authority to determine if a filing requirement exists. If it is determined that a filing requirement exists, WMI will file the appropriate returns at this time.

I attest that all tax returns have been filed in acordance with federal / state / county / city requirements for the above period.

/s/ John Maciel
John Maciel Chief Financial Officer Washington Mutual, Inc., et al

Washington Mutual, Inc. and WMI Investment Corp.
Tax Return Filings
For the Period 1/1/2009 through 1/31/2009

Property Tax Filings:

No property tax returns were filed during the period 1/1/2009 through 1/31/2009.

Sales/Use Tax Filings:

No sales/use tax returns were filed during the period 1/1/2009 through 1/31/2009.

Payroll Tax Filings:

Entity	Jurisdiction	Filing Description	Due Date	Date Filed
WMI	IRS (Federal)	Withholding summary of deposits and filings (semi-weekly)	1/5/2009	1/5/2009
WMI	IRS (Federal)	Withholding summary of deposits and filings (semi-weekly)	1/7/2009	1/7/2009
WMI	IRS (Federal)	Withholding summary of deposits and filings (semi-weekly)	1/21/2009	1/16/2009
WMI	IRS (Federal)	Withholding summary of deposits and filings (semi-weekly)	1/23/2009	1/23/2009
WMI	Washington, D.C.	Withholding summary of deposits and filings (quarterly)	1/31/2009	1/31/2009
WMI	Washington, D.C.	Unemployment summary of deposits and filings (quarterly)	1/31/2009	1/31/2009
WMI	Washington	Unemployment summary of deposits and filings (quarterly)	1/31/2009	1/31/2009
WMI	Washington	Labor and industries (quarterly)	1/31/2009	1/31/2009
WMI	City of Seattle	Employee hours tax (annual)	1/31/2009	1/27/2009

Corporate Income Tax/Franchise Tax/Gross Receipts Tax Filings:

Entity	Jurisdiction	Filing Description	Due Date	Date Filed
WMI	Washington	Business and occupation tax return	1/25/2009	*

* As part of the process of transitioning the tax reporting functions from JPM, WMI is working with the appropriate taxing authority to determine its B&O filing requirements. During this transition period, no B&O returns are being filed. If it is determined that a filing requirement exists, WMI will file the appropriate returns at that time.

Washington Mutual, Inc.
MOR-4: Post Petition Accounts Payable Aging by Vendor
Case No. 08-12229 (MFW)
As of January 31, 2009

Vendor	Current	1 - 30	31 - 60	61- 90	91 and Over	Total

Akin, Gump, Strauss, Hauer & Feld LLP	$ 1,079,367.82	$-	$-	$-	$-	$ 1,079,367.82
Alvarez & Marsal	1,583,337.23	-	-	-	-	1,583,337.23
Bowne of Los Angeles, Inc.	239,552.46	-	-	-	-	239,552.46
Branch, Richards & Co., P.S.	9,284.70	-	-	-	-	9,284.70
Broadridge	90.13	-	-	-	-	90.13
Brouwer, Curt	239.79	-	-	-	-	239.79
Carl Carl	430.00	-	-	-	-	430.00
Chin, Jodi M.	604.91	-	-	-	-	604.91
Davis Wright Tremaine LLP	308,056.27	-	-	-	-	308,056.27
Depository Trust Company	1,472.00	-	-	-	-	1,472.00
Epiq Bankruptcy Solutions, LLC	1,390.58	-	-	-	-	1,390.58
FTI Consulting, Inc.	461,465.16	-	-	-	-	461,465.16
Frank, Stephen E.	950.00	-	-	-	-	950.00
Gibson, Dunn & Crutcher LLP	32,328.90	-	-	-	-	32,328.90
Grayson, Helen	2,091.58	-	-	-	-	2,091.58
Heller Ehrman LLP	198.25	-	-	-	-	198.25
IKON Office Solutions	-	196.20	-	-	-	196.20
Intralinks	8,341.11	-	-	-	-	8,341.11
John W. Wolfe, P.S.	29,635.50	-	-	-	-	29,635.50
Jones Day	1,875.00	-	-	-	-	1,875.00
JPMorgan Chase Bank	1,410,268.67	-	-	-	-	1,410,268.67
Klinkhammer, Kraig M.	738.23	-	-	-	-	738.23
Kurtzman Carson Consultants LLC	96,862.22	-	-	-	-	96,862.22
Lifewise Assurance Company	1,420.58	-	-	-	-	1,420.58
Mayer Brown LLP	15,343.23	-	-	-	-	15,343.23
McKee Nelson LLP	208,268.35	-	-	-	-	208,268.35
Mellon Investor Services, LLC	46,002.46	-	-	-	-	46,002.46
Merrill Communications LLC	92,620.02	-	-	-	-	92,620.02
Miller & Chevalier	56,407.50	-	-	-	-	56,407.50
Milliman	2,964.36	-	-	-	-	2,964.36
Palsha, Jane	126.00	-	-	-	-	126.00
Pepper Hamilton LLP	631,084.01	-	-	-	-	631,084.01
Perkins Coie LLP	123,953.80	-	-	-	-	123,953.80
Schrag, Jan	278.00	-	-	-	-	278.00
Shearman & Sterling LLP	374,012.89	-	-	-	-	374,012.89
Smith, Charles E.	13,953.37	-	-	-	-	13,953.37
Struck, Peter	90.00	-	-	-	-	90.00
TERIS	445.86	-	-	-	-	445.86
Thomson Financial LLC	7,978.67	-	-	-	-	7,978.67
Towers Perrin	79,008.98	-	-	-	-	79,008.98
U.S. Trustee	13,000.00	-	-	-	-	13,000.00
Update Legal	61,586.00	-	-	-	-	61,586.00
Weil, Gotshal & Manges LLP	2,041,363.19	-	-	-	-	2,041,363.19
Williams, Robert J.	669.55	-	-	-	-	669.55
Wu, Weijia	1,961.28	-	-	-	-	1,961.28

Total	$ 9,103,745.76	$ 196.20	$-	$-	$-	$ 9,103,941.96

NOTES

*Any holdback for professionals pursuant to their respective retention orders are included in “Current.”

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

5.  Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.

X

Explanations

2.	Pursuant to an order of the Bankruptcy Court dated October 8, 2008, the Debtors were authorized to continue using existing bank accounts and to open new debtor in possession bank accounts.